UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:   November 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Balanced Shares

Annual Report

November 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



January 26, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the annual reporting period ended November 30, 2006.

Investment Objective and Policies

The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may compose up to 75% of its investments. At least 25% of the Fund's investments will be invested in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services). As an operating policy, the Fund will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below. The Fund invests in short- and long-term debt securities, including U.S. Government and agency securities and preferred and common stocks in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers.

Investment Results

The table on page 5 shows the Fund compared to its composite benchmark (the "Composite"), a 60% / 40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, for the six- and 12-month periods ended November 30, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund's Class A Shares underperformed the Composite for the 12-month period ended November 30, 2006, and outperformed it for the six-month period ended November 30, 2006. A description of both the equity and fixed-income portions of the Fund's performance follows.

On the equity side, the Fund underperformed the Russell 1000 Value Index for both the six- and 12-month periods ended November 30, 2006. An emphasis on high-quality, large-cap stocks and an underweighted position in utility and energy stocks contributed to the underperformance on the equity side, particularly in the early part of the annual reporting period.

The fixed-income allocation of the Fund's investment portfolio underperformed for the six-month period, but outperformed for the 12-month period ended November 30, 2006. The Fund's net yield curve and interest rate exposures added modestly to relative returns, while corporate bond security selection added the most value. Within the corporate sector, the underweight


ALLIANCEBERNSTEIN BALANCED SHARES o 1


in long maturity corporate bonds offset some of the Fund's rate, curve and security selection gains.

Market Review and Investment Strategy

Over the summer, fears that excessive monetary tightening would lead to recession were replaced by a cautious optimism, with market volatility falling measurably in both stocks and bonds. Economic growth appeared to slow to a more sustainable, less inflationary pace, yet corporate profitability and cash flow continued to be robust. While value stocks have continued to outperform growth stocks, other key long-standing market trends appear to have changed: mega-cap stocks, higher quality value stocks, and defensive sector stocks have generally led the market in recent months.

Mega-cap stocks have been trading at unusually attractive valuations. This irregularity can be accredited to prolonged strong global economic growth with low inflation, which gave the impression that peak corporate earnings would persist indefinitely. But the economic slowdown that is underway will likely burst that illusion and correct these market distortions. Mega-caps and other stocks with stable, sustainable earnings growth should regain their normal valuation premiums. The equity portion of the Fund's portfolio is heavily invested in such companies in order to capture this valuation anomaly. The Fund's largest equity holdings are dominant industry players that have high returns on equity and are exhibiting strong earnings growth.

The investment landscape in the fixed-income markets has been dominated by a few themes, which remained persistent over the six- and 12-month periods ended November 30, 2006. Monetary policy remained on a tightening path, both in terms of U.S. Federal Reserve bias and actual policy rate increases: 100 basis points of tightening in the 12-month period ended November 30, 2006, and 25 basis points of tightening in the six-month period ended November 30, 2006. In addition, sector level risk premium dispersion remained historically tight with low volatility, which limited value-added through sector rotation. Security level risk premium dispersion remained tight, also with low volatility, limiting the value-added in security level rotation. Finally, the inherent risk of leveraged buyouts in the corporate sector was continuous and intensifying.

The principal area of change over the course of the reporting period was the level and shape of the U.S. Treasury yield curve as it responded to changes in expectations about the future path of monetary policy. For example, the five-year U.S. Treasury bond rose about 80 basis points between November of 2005 and June of 2006, then fell back about 75 basis points from late June to November 2006. The change in both monetary policy and inflation expectations also generated a meaningful amount of yield curve volatility, with the spread between 30-year and two-year bonds moving in a wide range of approximately 30 basis points to -20 basis points over the


2 o ALLIANCEBERNSTEIN BALANCED SHARES


period under review, finally closing at about -5 basis points at the end of November 2006. The fundamental factors that set the stage for this behavior in rates and market sectors were solid but decelerating growth and profits, overlaid with substantial inflation volatility. Energy prices were at the root of the inflation volatility. For markets, volatile inflation drove high interest-rate and curve volatility, while steady but slowing growth and profits facilitated limited sector and security-level volatility.

For most of the 12-month period under review, the fixed-income portion of the Fund's portfolio concentrated its active risk in interest-rate structure and curve decisions, as well as security-level corporate bond decisions. The focus in corporate bonds was to minimize leveraged buyout event risk, while choosing bonds with good relative yield, and, at the same time, maintaining a low level of turnover. With limited volatility in the corporate sector, turnover would have eroded, through trading costs, the below-average excess return opportunity.


ALLIANCEBERNSTEIN BALANCED SHARES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended November 30, 2006, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 604 and 590 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED NOVEMBER 30, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares
  Class A                                              10.40%        11.81%
  Class B                                              10.00%        10.94%
  Class C                                              10.02%        11.02%
  Advisor Class*                                       10.61%        12.10%
  Class R*                                             10.20%        11.37%
  Class K*                                             10.38%        11.74%
  Class I*                                             10.52%        12.07%
Composite: 60% Russell 1000 Value Index /
  40% Lehman Brothers Government/Credit Index          10.16%        14.39%
Russell 1000 Value Index                               12.92%        20.28%
Lehman Brothers Government/Credit Index                 6.03%         5.57%
Lipper Mixed-Asset Target Allocation Growth
  Funds Average                                         8.32%        11.88%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/96 TO 11/30/06

AllianceBernstein Balanced Shares Class A: $23,446
Composite: $23,749
LB Government/Credit Index: $18,290
Russell 1000 Value Index: $27,413

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein
            Balanced Shares                    Government/      Russell 1000
                Class A        Composite     LB Credit Index     Value Index
-------------------------------------------------------------------------------
11/30/96       $  9,575        $ 10,000         $ 10,000          $ 10,000
11/30/97       $ 11,777        $ 12,077         $ 10,741          $ 12,967
11/30/98       $ 13,362        $ 13,670         $ 11,853          $ 14,924
11/30/99       $ 14,413        $ 14,457         $ 11,698          $ 16,486
11/30/00       $ 15,684        $ 15,187         $ 12,753          $ 16,882
11/30/01       $ 16,628        $ 15,601         $ 14,222          $ 16,352
11/30/02       $ 15,344        $ 15,158         $ 15,263          $ 14,781
11/30/03       $ 17,453        $ 17,106         $ 16,238          $ 17,317
11/30/04       $ 19,683        $ 19,406         $ 16,906          $ 20,723
11/30/05       $ 20,972        $ 20,762         $ 17,326          $ 22,792
11/30/06       $ 23,446        $ 23,749         $ 18,290          $ 27,413

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/96 to 11/30/06) as compared to the performance of its composite benchmark, a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BALANCED SHARES o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             11.81%          7.06%
5 Years                             7.12%          6.19%
10 Years                            9.37%          8.89%

Class B Shares
1 Year                             10.94%          6.94%
5 Years                             6.33%          6.33%
10 Years(a)                         8.72%          8.72%

Class C Shares
1 Year                             11.02%         10.02%
5 Years                             6.35%          6.35%
10 Years                            8.57%          8.57%

Advisor Class Shares+
1 Year                             12.10%         12.10%
5 Years                             7.42%          7.42%
10 Years                            9.67%          9.67%

Class R Shares+
1 Year                             11.37%         11.37%
Since Inception*                    9.89%          9.89%

Class K Shares+
1 Year                             11.74%         11.74%
Since Inception*                    8.16%          8.16%

Class I Shares+
1 Year                             12.07%         12.07%
Since Inception*                    8.50%          8.50%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             8.39%
5 Years                                            6.36%
10 Years                                           9.17%

Class B Shares
1 Year                                             8.46%
5 Years                                            6.53%
10 Years(a)                                        8.99%

Class C Shares
1 Year                                            11.40%
5 Years                                            6.52%
10 Years                                           8.84%

Advisor Class Shares+
1 Year                                            13.63%
5 Years                                            7.61%
10 Years                                           9.95%

Class R Shares+
1 Year                                            12.84%
Since Inception*                                  10.13%

Class K Shares+
1 Year                                            13.23%
Since Inception*                                   8.68%

Class I Shares+
1 Year                                            13.62%
Since Inception*                                   9.02%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN BALANCED SHARES o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning                          Ending
                     Account Value                    Account Value                   Expenses Paid
                     June 1, 2006                   November 30, 2006                 During Period*
            ------------------------------   -------------------------------   ---------------------------
              Actual        Hypothetical        Actual       Hypothetical**      Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A       $1,000          $1,000          $1,104.02        $1,020.91          $4.38          $4.20
Class B       $1,000          $1,000          $1,100.03        $1,017.20          $8.27          $7.94
Class C       $1,000          $1,000          $1,100.24        $1,017.25          $8.21          $7.89
Advisor
Class         $1,000          $1,000          $1,106.07        $1,022.31          $2.90          $2.79
Class R       $1,000          $1,000          $1,101.95        $1,018.90          $6.48          $6.23
Class K       $1,000          $1,000          $1,103.82        $1,020.61          $4.69          $4.51
Class I       $1,000          $1,000          $1,105.19        $1,022.11          $3.11          $2.99


* Expenses are equal to the classes' annualized expense ratios of 0.83%, 1.57%, 1.56%, 0.55%, 1.23%, 0.89% and 0.59%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN BALANCED SHARES


PORTFOLIO SUMMARY
November 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $1,743.1


SECURITY BREAKDOWN*
[ ]  67.7%   Common Stock                            [PIE CHART OMITTED]
[ ]  17.8%   U.S Government & Government
             Sponsored Agency Obligations
[ ]   8.8%   Corporate Debt Obligations
[ ]   4.2%   Collateralized Mortgage Obligations
[ ]   0.8%   Sovereign Debt
[ ]   0.2%   Preferred Stock
[ ]   0.1%   Municipal Obligation

[ ]   0.4%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2006

                                                                    Percent of
Company                                             Value           Net Assets
-------------------------------------------------------------------------------
U.S. Treasury Notes                            $ 208,305,648           11.9%
Federal National Mortgage Association             70,185,105            4.0
Bank of America Corp.                             67,441,693            3.9
JPMorgan Chase & Co. (Common Stocks
  and Bonds)                                      64,596,027            3.7
American International Group, Inc.                58,056,192            3.4
U.S. Treasury Bonds                               48,609,561            2.8
Time Warner, Inc. (Common Stocks and
  Bonds)                                          45,649,324            2.6
Citigroup, Inc.                                   44,248,859            2.5
Exxon Mobil Corp.                                 43,843,148            2.5
Procter & Gamble Co.                              34,729,149            2.0
                                               $ 685,664,706           39.3%


* All data are as of November 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN BALANCED SHARES o 9


PORTFOLIO OF INVESTMENTS
November 30, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-67.6%

Finance-19.2%
Banking - Money Center-3.7%
The Bank of New York Co., Inc                         182,100    $    6,471,834
JPMorgan Chase & Co.                                1,194,568        55,284,607
Wachovia Corp.                                         63,700         3,451,903
                                                                 --------------
                                                                     65,208,344
Banking - Regional-4.3%
Bank of America Corp.                                 868,850        46,787,573
Northern Trust Corp.                                  205,800        11,722,368
Wells Fargo & Co.                                     487,200        17,168,928
                                                                 --------------
                                                                     75,678,869
Brokerage & Money Management-1.9%
Goldman Sachs Group, Inc.                              80,100        15,603,480
Merrill Lynch & Co., Inc.(a)                          190,600        16,664,158
                                                                 --------------
                                                                     32,267,638
Insurance-5.8%
ACE, Ltd.                                             335,500        19,069,820
Allstate Corp.                                        101,200         6,424,176
American International Group, Inc.                    825,600        58,056,192
Axis Capital Holdings, Ltd.                           494,400        16,923,312
                                                                 --------------
                                                                    100,473,500
Miscellaneous-2.5%
Citigroup, Inc.                                       892,294        44,248,859

Mortgage Banking-1.0%
Federal National Mortgage Association                 309,400        17,645,082
                                                                 --------------
                                                                    335,522,292
Consumer Services-9.7%
Broadcasting & Cable-6.0%
Comcast Corp.--Class A(a)(b)                          314,106        12,708,729
Comcast Corp.--Special-Class A(a)(b)                  168,300         6,779,124
News Corp.--Class A                                 1,510,000        31,106,000
Time Warner, Inc.                                   2,266,600        45,649,324
Viacom, Inc.--Class B(b)                              248,050         9,304,355
                                                                 --------------
                                                                    105,547,532
Printing & Publishing-0.0%
Idearc, Inc.(b)                                        23,570           649,118

Restaurants & Lodging-2.0%
Hilton Hotels Corp.                                   442,200        14,517,426
McDonald's Corp.                                      477,600        20,044,872
                                                                 --------------
                                                                     34,562,298
Retail - General Merchandise-1.7%
Best Buy Co., Inc.                                     72,100         3,963,337
Home Depot, Inc.                                      666,700        25,314,599
                                                                 --------------
                                                                     29,277,936
                                                                 --------------
                                                                    170,036,884


10 o ALLIANCEBERNSTEIN BALANCED SHARES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-8.5%
Communication Equipment-2.0%
Cisco Systems, Inc.(b)                                476,000    $   12,794,880
Motorola, Inc.                                        566,200        12,552,654
QUALCOMM, Inc.                                        287,000        10,501,330
                                                                 --------------
                                                                     35,848,864
Computer Hardware/Storage-3.0%
International Business Machines Corp.                 296,700        27,272,664
Sun Microsystems, Inc.(a)(b)                        4,503,800        24,410,596
                                                                 --------------
                                                                     51,683,260
Computer Services-0.4%
Fiserv, Inc.(b)                                       136,100         6,956,071

Semiconductor Capital Equipment-0.7%
Applied Materials, Inc.(a)                            674,800        12,132,904

Semiconductor Components-0.5%
NVIDIA Corp.(b)                                       237,300         8,777,727

Software-1.9%
Microsoft Corp.                                     1,115,000        32,702,950
                                                                 --------------
                                                                    148,101,776
Energy-7.3%
Domestic Producers-1.4%
Noble Energy, Inc.                                    456,800        24,438,800

International-3.8%
Chevron Corp.(a)                                      320,200        23,156,864
Exxon Mobil Corp.                                     570,800        43,843,148
                                                                 --------------
                                                                     67,000,012
Miscellaneous-0.6%
ConocoPhillips                                        144,800         9,745,040

Oil Service-1.5%
Baker Hughes, Inc.                                     84,100         6,175,463
BJ Services Co.                                       111,800         3,775,486
GlobalSantaFe Corp.(a)                                 45,200         2,712,000
Nabors Industries, Ltd.(a)(b)                         387,800        13,092,128
                                                                 --------------
                                                                     25,755,077
                                                                 --------------
                                                                    126,938,929
Consumer Staples-6.2%
Beverages-0.2%
PepsiCo, Inc.                                          59,800         3,705,806

Household Products-2.4%
Colgate-Palmolive Co.                                 111,900         7,279,095
Procter & Gamble Co.(a)                               553,100        34,729,149
                                                                 --------------
                                                                     42,008,244


ALLIANCEBERNSTEIN BALANCED SHARES o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.1%
Fortune Brands, Inc.(a)                               225,700    $   18,259,130

Tobacco-2.5%
Altria Group, Inc.(a)                                 353,200        29,742,972
Loews Corp.-Carolina Group                            221,000        13,783,770
                                                                 --------------
                                                                     43,526,742
                                                                 --------------
                                                                    107,499,922
Health Care-5.6%
Drugs-3.7%
Eli Lilly & Co.                                       287,600        15,412,484
Merck & Co., Inc.                                     479,400        21,338,094
Wyeth                                                 573,300        27,678,924
                                                                 --------------
                                                                     64,429,502
Medical Services-1.9%
WellPoint, Inc.(b)                                    429,000        32,462,430
                                                                 --------------
                                                                     96,891,932
Capital Goods-4.8%
Electrical Equipment-1.5%
Emerson Electric Co.                                  308,500        26,746,950

Miscellaneous-3.3%
General Electric Co.                                  734,200        25,902,576
Illinois Tool Works, Inc.(a)                          142,100         6,707,120
United Technologies Corp.                             372,100        24,011,613
                                                                 --------------
                                                                     56,621,309
                                                                 --------------
                                                                     83,368,259
Utilities-3.5%
Electric & Gas Utility-0.7%
FirstEnergy Corp.                                     194,400        11,632,896

Telephone Utility-2.8%
AT&T, Inc.(a)                                         971,900        32,957,129
Verizon Communications, Inc.                          471,400        16,470,716
                                                                 --------------
                                                                     49,427,845
                                                                 --------------
                                                                     61,060,741
Basic Industry-2.0%
Chemicals-1.8%
Air Products & Chemicals, Inc.                        353,000        24,406,420
EI Du Pont de Nemours & Co.                           136,400         6,401,252
                                                                 --------------
                                                                     30,807,672
Mining & Metals-0.2%
Alcoa, Inc.                                           136,500         4,254,705
                                                                 --------------
                                                                     35,062,377
Transportation-0.8%
Air Freight-0.4%
United Parcel Service, Inc.--Class B                   94,200         7,340,064


12 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Railroad-0.4%
Union Pacific Corp.                                    70,800    $    6,408,816
                                                                 --------------
                                                                     13,748,880
Total Common Stocks
  (cost $895,932,997)                                             1,178,231,992

U.S. GOVERNMENT AND
  GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-17.8%
U.S. Treasury Bonds-2.8%
  4.50%, 2/15/36(a)                                  $ 16,975        16,806,574
  6.875%, 8/15/25(a)                                   11,000        14,001,801
  8.125%, 8/15/19(a)                                    5,110         6,833,031
  11.25%, 2/15/15(a)                                    7,503        10,968,155
                                                                 --------------
                                                                     48,609,561
U.S. Treasury Notes-12.0%
  1.625%, 1/15/15(a) (TIPS)                             2,556         2,452,249
  3.00%, 2/15/09-11/15/07(a)                           19,585        19,098,126
  3.125%, 4/15/09(a)                                    3,975         3,850,161
  3.25%, 8/15/08(a)                                    10,000         9,775,780
  3.625%, 5/15/13(a)                                   13,975        13,355,404
  3.875%, 5/15/10-9/15/10(a)                           32,590        31,960,162
  4.00%, 4/15/10-11/15/12(a)                           15,183        14,946,989
  4.125%, 5/15/15(a)                                    3,566         3,485,070
  4.25%, 8/15/13-10/15/10                              25,015        24,752,049
  5.00%, 2/15/11(a)                                    22,000        22,501,006
  5.125%, 5/15/16(a)                                   24,771        26,013,414
  6.00%, 8/15/09(a)                                    23,480        24,349,488
  6.125%, 8/15/07(a)                                   11,675        11,765,750
                                                                 --------------
                                                                    208,305,648
Federal National Mortgage Association-3.0%
  4.25%, 9/15/07(a)                                    40,655        40,385,295
  6.625%, 10/15/07(a)                                  12,000        12,154,728
                                                                 --------------
                                                                     52,540,023
Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $305,552,475)                                               309,455,232

CORPORATE DEBT OBLIGATIONS-8.8%
Automotive-0.2%
Daimlerchrysler North America
  4.875%, 6/15/10                                       2,450         2,401,581
Ford Motor Credit Co.
  4.95%, 1/15/08                                        1,065         1,045,311
                                                                 --------------
                                                                      3,446,892


ALLIANCEBERNSTEIN BALANCED SHARES o 13


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Banking-1.6%
Barclays Bank PLC
  8.55%, 6/15/11(c)(d)                               $  1,000    $    1,130,965
The Chuo Mitsui Trust & Banking Co., Ltd.
  5.506%, 4/15/49(c)(d)                                 1,745         1,693,446
Dresdner Funding Trust I
  8.151%, 6/30/31(c)                                    2,625         3,258,407
Fuji JGB Investment
  9.87%, 6/30/08(c)(d)                                    390           415,681
HBOS PLC
  5.375%, 11/01/49(c)(d)                                2,100         2,097,033
HSBC Bank USA
  5.875%, 11/01/34                                      2,500         2,578,373
ING Capital Funding Trust III
  8.439%, 12/29/49(d)                                   1,000         1,114,616
Northern Rock PLC
  5.60%, 4/30/14(c)(d)                                  2,975         2,920,376
Popular North America, Inc.
  4.25%, 4/01/08                                          385           377,743
RBS Capital Trust III
  5.512%, 9/29/49(d)                                    2,740         2,724,661
Regency Centers LP
  5.25%, 8/01/15                                        1,800         1,774,463
Royal Bank of Scotland Group PLC
  7.648%, 9/30/31(d)                                    1,000         1,208,134
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                        1,600         1,747,394
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(c)(d)                                  550           546,791
UBS Preferred Funding Trust II
  7.247%, 6/26/11(d)                                    1,000         1,080,781
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                        1,565         1,688,029
Unicredito Italiano Capital Trust II
  9.20%, 10/05/10(c)(d)                                 1,320         1,496,749
Wachovia Capital Trust III
  5.80%, 3/15/11(d)                                       670           679,006
                                                                 --------------
                                                                     28,532,648
Broadcasting/Media-0.5%
BSKYB Finance UK PLC
  5.625%, 10/15/15(c)                                     680           677,370
Clear Channel Communications, Inc.
  5.50%, 9/15/14                                        1,195         1,020,573
News America Holdings, Inc.
  9.25%, 2/01/13                                          500           594,792
News America, Inc.
  5.30%, 12/15/14(a)                                    1,500         1,493,807
The Thomson Corp.
  5.75%, 2/01/08                                          400           401,800
Time Warner Entertainment Co.
  8.375%, 3/15/23                                       2,000         2,404,410


14 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Viacom Inc.
  7.875%, 7/30/30                                    $    325    $      362,466
WPP Finance Corp.
  5.875%, 6/15/14                                       1,000         1,013,523
                                                                 --------------
                                                                      7,968,741
Building/Real Estate-0.2%
DR Horton, Inc.
  6.50%, 4/15/16                                          450           457,201
EOP Operating LP
  5.875%, 1/15/13                                         225           236,656
  7.875%, 7/15/31                                       1,000         1,339,790
iStar Financial, Inc.
  Series B
  5.70%, 3/01/14                                          900           904,145
  6.00%, 12/15/10                                         800           817,407
                                                                 --------------
                                                                      3,755,199
Cable-0.0%
Comcast Corp.
  7.05%, 3/15/33                                          500           550,473

Chemicals-0.4%
Boston Scientific Corp.
  6.40%, 6/15/16                                        1,370         1,405,300
Eastman Chemical Co.
  7.25%, 1/15/24                                          800           860,470
EI Du Pont de Nemours & Co.
  3.375%, 11/15/07                                      2,935         2,874,351
Lubrizol Corp.
  5.50%, 10/01/14                                       1,450         1,433,867
                                                                 --------------
                                                                      6,573,988
Communications-0.1%
Qwest Corp.
  7.875%, 9/01/11                                         940         1,003,450
TPSA Finance BV
  7.75%, 12/10/08                                         200           208,200
                                                                 --------------
                                                                      1,211,650
Communications - Fixed-0.3%
Embarq Corp.
  6.738%, 6/01/13                                       2,000         2,078,136
GTE Corp.
  8.75%, 11/01/21                                       2,175         2,706,857
                                                                 --------------
                                                                      4,784,993


ALLIANCEBERNSTEIN BALANCED SHARES o 15


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Mobile-0.3%
AT&T Wireless
  8.75%, 3/01/31                                     $  1,250    $    1,668,033
Mobile Telesystems Finance SA
  9.75%, 1/30/08(c)                                     1,000         1,038,900
Nextel Communications, Inc.
  Series F
  5.95%, 3/15/14                                        1,335         1,311,637
Telus Corp.
  8.00%, 6/01/11                                          600           662,930
                                                                 --------------
                                                                      4,681,500
Conglomerate/Miscellaneous-0.0%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(c)                                      500           585,708

Consumer Manufacturing-0.0%
Sara Lee Corp.
  6.125%, 11/01/32                                        600           561,986

Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                       1,800         1,771,151

Corporate-0.1%
ZFS Finance USA Trust I
  6.15%, 12/15/65(c)(d)                                 1,000         1,017,730

Energy-0.4%
Amerada Hess Corp.
  7.30%, 8/15/31                                        1,100         1,260,996
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14                                       1,850         1,842,023
TXU Energy Co. LLC
  7.00%, 3/15/13                                          895           946,880
Valero Energy Corp.
  4.75%, 6/15/13                                        1,000           962,521
XTO Energy, Inc.
  7.50%, 4/15/12                                        1,400         1,537,274
                                                                 --------------
                                                                      6,549,694
Financial-0.8%
Capital One Bank
  6.50%, 6/13/13                                        1,600         1,704,792
Countrywide Financial Corp.
  6.25%, 5/15/16                                        2,850         2,940,228
General Electric Capital Corp.
  5.875%, 2/15/12                                       2,250         2,337,201
Goldman Sachs Group, Inc.
  5.70%, 9/01/12                                        2,610         2,682,918
Rabobank Capital Funding II
  5.26%, 12/31/13(c)(d)                                 1,100         1,089,844


16 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Resona Preferred Global Securities
  7.191%, 7/30/15(c)(d)                              $  1,145    $    1,214,017
UBS Preferred Funding Trust V
  Series 1
  6.243%, 5/15/16(d)                                    2,575         2,704,798
                                                                 --------------
                                                                     14,673,798
Food/Beverage-0.2%
Altria Group, Inc.
  7.75%, 1/15/27                                        1,160         1,448,410
Kraft Foods, Inc.
  5.25%, 10/01/13                                       1,200         1,202,174
Tyson Foods, Inc.
  8.25%, 10/01/11                                         950         1,025,839
                                                                 --------------
                                                                      3,676,423
Health Care-0.6%
Boston Scientific Corp.
  5.45%, 6/15/14                                        1,335         1,299,604
  6.00%, 6/15/11                                          700           712,164
  6.25%, 11/15/15                                       1,955         1,987,013
Lincoln National Corp.
  7.00%, 5/17/66(d)                                     2,755         2,955,514
UnitedHealth Group, Inc.
  5.25%, 3/15/11                                          900           903,685
WellPoint, Inc.
  5.25%, 1/15/16                                          600           597,818
Wyeth
  6.50%, 2/01/34                                        2,250         2,517,104
                                                                 --------------
                                                                     10,972,902
Hotel/Lodging-0.1%
ITT Corp New
  7.375%, 11/15/15                                      1,119         1,159,254
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                         602           643,371
                                                                 --------------
                                                                      1,802,625
Industrial-0.4%
CRH America, Inc.
  6.00%, 9/30/16                                          750           767,200
Hanson Australia Funding Ltd.
  5.25%, 3/15/13                                          945           929,569
Inco Ltd.
  7.75%, 5/15/12                                        2,615         2,870,932
Tyco International Group, SA
  6.00%, 11/15/13                                       1,005         1,051,971
Waste Management, Inc.
  6.375%, 11/15/12                                        675           712,223
                                                                 --------------
                                                                      6,331,895
Insurance-0.5%
CNA Financial Corp.
  5.85%, 12/15/14                                         480           487,549


ALLIANCEBERNSTEIN BALANCED SHARES o 17


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
ING Groep NV
  5.775%, 12/29/49(d)                                $  2,925    $    2,944,320
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(c)                                     1,600         1,616,336
North Front Pass Through Trust
  5.81%, 12/15/24(c)(d)                                 2,213         2,212,951
Zurich Capital Trust I
  8.376%, 6/01/37(c)                                      950           997,276
                                                                 --------------
                                                                      8,258,432
Metals/Mining-0.2%
Ispat Inland ULC
  9.75%, 4/01/14                                          500           558,750
Noranda Inc.
  6.00%, 10/15/15                                       1,645         1,690,336
Southern Copper Corp.
  7.50%, 7/27/35                                          980         1,075,030
                                                                 --------------
                                                                      3,324,116
Non-Air Transportation-0.0%
CSX Corp.
  5.50%, 8/01/13                                          400           405,226

Petroleum Products-0.0%
Petronas Capital, Ltd.
  7.00%, 5/22/12(c)                                       850           926,108

Public Utilities - Electric & Gas-0.6%
CenterPoint Energy Resources Corp.
  Series B
  7.875%, 4/01/13                                       2,300         2,589,425
Consumers Energy Co.
  5.375%, 4/15/13(a)                                    1,700         1,705,780
Dominion Resources, Inc./VA
  7.50%, 6/30/66(d)                                     3,120         3,413,982
Texas Eastern Transmission Corp.
  7.30%, 12/01/10                                       1,700         1,820,795
TXU Australia Holdings Pty Ltd.
  6.15%, 11/15/13(c)                                    1,200         1,261,416
                                                                 --------------
                                                                     10,791,398
Public Utilities - Telephone-0.4%
BellSouth Corp.
  5.20%, 9/15/14                                        2,135         2,107,988
Verizon Virginia, Inc.
  Series A
  4.625%, 3/15/13                                       2,915         2,771,990
Windstream Corp.
  8.125%, 8/01/13(c)                                    1,187         1,284,928
                                                                 --------------
                                                                      6,164,906


18 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Publishing-0.1%
RH Donnelley Corp
  Series A-3
  8.875%, 1/15/16                                    $  1,100    $    1,155,000

Supermarket/Drug-0.4%
Bristol-Myers Squibb Co.
  6.875%, 8/01/97                                       2,650         2,941,789
Kroger Co.
  6.80%, 4/01/11                                        1,500         1,581,613
Safeway, Inc.
  4.95%, 8/16/10                                        2,000         1,974,514
  5.80%, 8/15/12                                        1,240         1,262,253
                                                                 --------------
                                                                      7,760,169
Technology-0.3%
Electronic Data Systems Corp.
  Series B
  6.50%, 8/01/13                                        2,470         2,526,733
Hewlett-Packard Co.
  3.625%, 3/15/08                                       2,940         2,875,347
                                                                 --------------
                                                                      5,402,080
Total Corporate Debt Obligations
  (cost $151,269,284)                                               153,637,431

COMMERCIAL MORTGAGE BACKED
  SECURITIES-4.2%
Banc of America Commercial Mortgage, Inc.
  Series 2005-1, Class A3
    4.877%, 11/10/42                                   10,450        10,394,705
  Series 2001-PB1, Class A2
    5.787%, 5/11/35                                     9,967        10,259,415
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR9, A4A, Class A4A
    4.871%, 9/11/42                                     8,000         7,858,238
  Series 2005-PW10, Class A4
    5.405%, 12/11/40(d)                                10,000        10,192,958
Greenwich Capital Commercial Funding Corp.
  Series 2003-C2, Class A3, Class A3
    4.533%, 1/05/36                                     5,000         4,911,162
  Series 2005-GG3, Class A4, Class A4
    4.799%, 8/10/42(d)                                 10,100         9,893,907
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38(d)                                    2,400         2,442,768
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP3, Class A2
    4.851%, 8/15/42                                     8,500         8,445,833
  Series 2006-CB15, Class A4
    5.814%, 6/12/43(d)                                    824           865,587


ALLIANCEBERNSTEIN BALANCED SHARES o 19


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 A2, Class A2
    3.992%, 10/15/29                                 $  1,095    $    1,064,769
  Series 2006-C1, Class A4
    5.156%, 2/15/31                                     5,000         5,012,931
Merrill Lynch Mortgage Trust
  Series 2004-KEY2, Class A4, Class A4
  4.864%, 8/12/39(d)                                    1,600         1,576,864

Total Commercial Mortgage Backed Securities
  (cost $73,014,399)                                                 72,919,137

SOVEREIGN DEBT OBLIGATIONS-0.8%
Sovereign-0.2%
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,258,600
United Mexican States
  Series A
  6.375%, 1/16/13                                       4,000         4,216,000
United Mexican States
  5.625%, 1/15/17                                       5,634         5,648,085

Total Sovereign Debt Obligations
  (cost $12,632,952)                                                 13,122,685

NON-CONVERTIBLE-PREFERRED
  STOCKS-0.2%
Communications-0.0%
Centaur Funding Corp.
  9.08%, 4/21/20(c)                                         1         1,420,500

Public Utilities - Electric & Gas-0.1%
Dte Energy Trust I
  7.80%, 2/01/32                                           60         1,513,800

Banking-0.1%
Royal Bank of Scotland Group PLC
  5.75%                                                50,000         1,224,500

Total Non-Convertible-Preferred Stocks
  (cost $4,197,090)                                                   4,158,800

MUNICIPAL OBLIGATIONS-0.1%
Texas-0.1%
Dallas-Fort Worth Texas
  International MBIA FSA
  7.07%, 11/01/24
  (cost $2,043,646)                                     2,000         2,093,860


20 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $6,304,000)                                  $  6,304    $    6,304,000

Total Investments Before Security Lending
  Collateral-99.8%
  (cost $1,450,946,843)                                           1,739,923,137

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-27.5%
Short-Term Investments-27.5%
Morgan Stanley
  5.30%, 12/01/06                                      25,000        25,077,292
UBS Private Money Market Fund, LLC                453,498,695       453,498,695

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $478,575,987)                                               478,575,987

Total Investments-127.3%
  (cost $1,929,522,830)                                           2,218,499,124
Other assets less liabilities-(27.3)%                              (475,350,438)

Net Assets-100.0%                                                $1,743,148,686


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)  Non-income producing security.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the market value of these securities amounted to $28,902,532 or 1.7% of net assets.

(d)  Variable rate coupon, rate shown as of November 30, 2006.

Glossary:

FSA - Financial Security Assurance Inc.

MBIA - Municipal Bond Investors Assurance

TIPS - Treasury Inflation Protected Security

See notes to financial statements.


ALLIANCEBERNSTEIN BALANCED SHARES o 21


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

Assets
Investments in securities, at value
  (cost $1,929,522,830--including
  investment of cash collateral for
  securities loaned of $478,575,987)                         $ 2,218,499,124(a)
Cash                                                                     997
Dividends and interest receivable                                 11,555,892
Receivable for capital stock sold                                  4,361,692
Receivable for investment securities sold                          1,980,297
Total assets                                                   2,236,398,002

Liabilities
Payable for collateral received on securities loaned             478,575,987
Payable for capital stock redeemed                                 6,896,612
Payable for investment securities purchased                        5,739,109
Distribution fee payable                                             771,641
Advisory fee payable                                                 619,048
Transfer Agent fee payable                                           173,222
Administrative fee payable                                            48,952
Accrued expenses and other liabilities                               424,745
Total liabilities                                                493,249,316
Net Assets                                                   $ 1,743,148,686

Composition of Net Assets
Capital stock, at par                                        $       972,615
Additional paid-in capital                                     1,400,820,714
Undistributed net investment income                                5,649,335
Accumulated net realized gain on
  investment transactions                                         46,738,335
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    288,967,687
                                                             $ 1,743,148,686


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.01 par value

                                          Shares          Net Asset
Class               Net Assets         Outstanding          Value
-------------------------------------------------------------------------
A                 $ 972,991,474         53,205,227         $18.29*
B                 $ 478,595,321         27,631,078         $17.32
C                 $ 176,454,300         10,143,723         $17.40
Advisor           $ 107,657,239          5,873,439         $18.33
R                 $   3,197,583            175,232         $18.25
K                 $     284,692             15,577         $18.28
I                 $   3,968,077            217,188         $18.27


* The maximum offering price per share for Class A shares was $19.10 which reflects a sales charge of 4.25%

(a)  Includes securities on loan with a value of $465,388,887 (see Note E).

See notes to financial statements.


22 o ALLIANCEBERNSTEIN BALANCED SHARES


STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income
Dividends                                        $  26,173,181
Interest                                            23,973,904    $  50,147,085

Expenses
Advisory fee                                         7,572,264
Distribution fee--Class A                            2,703,535
Distribution fee--Class B                            5,149,927
Distribution fee--Class C                            1,748,942
Distribution fee--Class R                               11,726
Distribution fee--Class K                                  372
Transfer agency--Class A                             1,167,193
Transfer agency--Class B                               778,336
Transfer agency--Class C                               247,297
Transfer agency--Advisor Class                         145,595
Transfer agency--Class R                                 6,072
Transfer agency--Class K                                   291
Transfer agency--Class I                                 5,162
Custodian                                              396,559
Legal                                                  101,087
Administrative                                          95,477
Registration                                            91,182
Audit                                                   52,208
Directors' fees                                         42,121
Total expenses                                      20,315,346
Less: expense offset arrangement
  (see Note B)                                        (167,822)
Net expenses                                                         20,147,524
Net investment income                                                29,999,561

Realized and Unrealized Gain
on Investment and Foreign
Currency Transactions
Net realized gain on investment
  transactions                                                       51,098,334
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       106,176,132
  Foreign currency denominated assets
    and liabilities                                                       7,764
Net gain on investment and foreign
  currency transactions                                             157,282,230
Contribution from Adviser                                                 3,065

Net Increase in Net Assets
  from Operations                                                 $ 187,284,856


See notes to financial statements.


ALLIANCEBERNSTEIN BALANCED SHARES o 23


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   29,999,561   $   23,417,803
Net realized gain on
  investment transactions                           51,098,334      153,206,851
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                                  106,183,896      (70,507,251)
Contribution from Adviser                                3,065               -0-
Net increase in net assets
  from operations                                  187,284,856      106,117,403

Dividends and Distributions to
Shareholders from:
Net investment income
  Class A                                          (17,260,134)     (14,865,937)
  Class B                                           (6,376,164)      (6,743,336)
  Class C                                           (2,144,241)      (2,015,582)
  Advisor Class                                     (2,441,340)      (2,367,824)
  Class R                                              (34,496)         (13,689)
  Class K                                               (1,209)            (115)
  Class I                                              (93,442)          (7,667)
Net realized gain on investment
  transactions
  Class A                                          (50,002,078)              -0-
  Class B                                          (31,812,140)              -0-
  Class C                                          (10,145,667)              -0-
  Advisor Class                                     (6,176,472)              -0-
  Class R                                              (74,994)              -0-
  Class K                                                 (547)              -0-
  Class I                                             (221,466)              -0-

Capital Stock Transactions
Net increase (decrease)                           (127,129,675)      63,648,673
Total increase (decrease)                          (66,629,209)     143,751,926

Net Assets
Beginning of period                              1,809,777,895    1,666,025,969
End of period (including undistributed
  net investment income of $5,649,335
  and $3,945,620, respectively)                 $1,743,148,686   $1,809,777,895


See notes to financial statements.


24 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTES TO FINANCIAL STATEMENTS
November 30, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


ALLIANCEBERNSTEIN BALANCED SHARES o 25


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income


26 o ALLIANCEBERNSTEIN BALANCED SHARES


investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expense which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


ALLIANCEBERNSTEIN BALANCED SHARES o 27


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2006, the Adviser reimbursed the Fund $3,065 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Fund paid $95,477 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,067,639 for the year ended November 30, 2006.

For the year ended November 30, 2006, the Fund's expenses were reduced by $167,822 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $42,017 from the sale of Class A shares and received $25,031, $536,706 and $15,760, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006 amounted to $1,078,701, of which $75,164 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $8,847 owed to a Director under the Director's deferred compensation plan.


28 o ALLIANCEBERNSTEIN BALANCED SHARES


Subsequent to the Fund's fiscal year end, it was discovered that a clerical error was made in processing claims for class-action settlement proceeds on behalf of certain of the Adviser's clients, including some AllianceBernstein sponsored mutual funds. If it is determined that the Fund is due compensation under the terms of the settlement, the Fund will receive payment for the amount of settlement proceeds to which it is entitled.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares, 1% of the Fund's average daily net assets attributable to the Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,120,582, $2,702,123, $48,416 and $16,151, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S government securities)                    $  526,508,540   $  737,413,982
U.S government securities                          365,967,230      276,765,657


ALLIANCEBERNSTEIN BALANCED SHARES o 29


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $1,931,625,112
Gross unrealized appreciation                                    $  293,157,054
Gross unrealized depreciation                                        (6,283,042)
Net unrealized appreciation                                      $  286,874,012

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


30 o ALLIANCEBERNSTEIN BALANCED SHARES


When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the year ended November 30, 2006 the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2006, the Fund had loaned securities with a value of $465,388,887 and received cash collateral which was invested in short-term securities valued at $478,575,987 as included in the accompanying portfolio of investments. For the year ended November 30, 2006, the Fund earned fee income of $432,298 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN BALANCED SHARES o 31


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           11,620,241    17,463,904   $ 198,963,151   $ 300,064,143
Shares issued in
  reinvestment of
  dividends and
  distributions        3,748,224       803,946      62,969,071      13,752,794
Shares converted
  from Class B         1,341,862       920,998      23,074,244      15,853,043
Shares redeemed      (16,642,785)  (12,976,574)   (284,359,760)   (222,887,076)
Net increase              67,542     6,212,274   $     646,706   $ 106,782,904

Class B
Shares sold            2,113,839     5,179,394   $  34,269,380   $  84,451,744
Shares issued in
  reinvestment of
  dividends and
  distributions        2,036,776       349,087      32,459,799       5,685,944
Shares converted
  to Class A          (1,415,594)     (967,585)    (23,074,244)    (15,853,043)
Shares redeemed       (9,232,081)   (7,371,203)   (149,397,088)   (120,475,015)
Net decrease          (6,497,060)   (2,810,307)  $(105,742,153)  $ (46,190,370)

Class C
Shares sold            1,290,112     2,115,105   $  20,946,347   $  34,634,040
Shares issued in
  reinvestment of
  dividends and
  distributions          558,904        89,626       8,947,122       1,465,461
Shares redeemed       (2,521,454)   (2,226,881)    (40,956,766)    (36,513,508)
Net decrease            (672,438)      (22,150)  $ (11,063,297)  $    (414,007)

Advisor Class
Shares sold              915,489     1,274,566   $  15,645,453   $  21,860,052
Shares issued in
  reinvestment of
  dividends and
  distributions          473,531       131,516       7,969,848       2,252,530
Shares redeemed       (2,084,486)   (1,491,939)    (36,178,679)    (25,700,439)
Net decrease            (695,466)      (85,857)  $ (12,563,378)  $  (1,587,857)


32 o ALLIANCEBERNSTEIN BALANCED SHARES


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold              153,309       122,380   $   2,608,449   $   2,105,975
Shares issued in
  reinvestment of
  dividends and
  distributions            3,069           243          51,624           4,151
Shares redeemed          (60,416)      (65,414)     (1,043,612)     (1,127,587)
Net increase              95,962        57,209   $   1,616,461   $     982,539


                                      March 1,                       March 1,
                      Year Ended    2005(a) to      Year Ended     2005(a) to
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold              236,810           582   $   4,011,457   $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions               61            -0-          1,027              -0-
Shares redeemed         (221,876)           -0-     (3,776,077)             -0-
Net increase              14,995           582   $     236,407   $      10,100

Class I
Shares sold               66,754       254,160   $   1,123,813       4,405,677
Shares issued in
  reinvestment of
  dividends and
  distributions           18,739           438         314,302           7,528
Shares redeemed         (102,886)      (20,017)     (1,698,536)       (347,841)
Net increase
  (decrease)             (17,393)      234,581   $    (260,421)  $   4,065,364


(a)  Commencement of distribtution.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities


ALLIANCEBERNSTEIN BALANCED SHARES o 33


(commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                              November 30,     November 30,
                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   28,351,026   $   26,014,150
  Long-term capital gain                        98,433,364               -0-
Total taxable distributions                    126,784,390       26,014,150
Total distributions paid                    $  126,784,390   $   26,014,150


34 o ALLIANCEBERNSTEIN BALANCED SHARES


As of November 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains                        $   41,153,972
Undistributed ordinary income                                    13,344,829
Unrealized appreciation/(depreciation)                          286,865,404(a)
Total accumulated earnings/(deficit)                         $  341,364,205(b)

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

(b) The difference between book-basis and tax-basis components of accumulated earnings/deficit is attributable primarily to deferred compensation.

During the current fiscal year, permanent differences primarily due to a basis adjustment from a return of capital distribution, and a premium adjustment on disposed bonds, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


ALLIANCEBERNSTEIN BALANCED SHARES o 35


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state


36 o ALLIANCEBERNSTEIN BALANCED SHARES


courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed


ALLIANCEBERNSTEIN BALANCED SHARES o 37


to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substan-


38 o ALLIANCEBERNSTEIN BALANCED SHARES


tially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended November 30, 2005 and the year ended November 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE L

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN


ALLIANCEBERNSTEIN BALANCED SHARES o 39


48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


40 o ALLIANCEBERNSTEIN BALANCED SHARES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class A
                                    ----------------------------------------------------------------------------
                                                                            August 1,
                                            Year Ended November 30,          2003 to       Year Ended July 31,
                                    -------------------------------------   November    ------------------------
                                        2006         2005         2004     30, 2003(a)      2003        2002(b)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                 $17.60       $16.81       $15.13       $14.54       $13.26       $15.96

Income From Investment
  Operations
Net investment income(c)                 .34          .28          .31(d)       .09          .28          .35
Net realized and unrealized
  gain (loss) on investment
  transactions                          1.61          .81         1.61          .58         1.32        (2.35)
Contribution from Adviser                 -0-(e)       -0-          -0-          -0-          -0-          -0-
Net increase (decrease) in
  net asset value from
  operations                            1.95         1.09         1.92          .67         1.60        (2.00)

Less: Dividends and
  Distributions
Dividends from net
  investment income                     (.32)        (.30)        (.24)        (.08)        (.29)        (.34)
Distributions from net
  realized gain on investment
  transactions                          (.94)          -0-          -0-          -0-          -0-        (.36)
Tax return of capital                     -0-          -0-          -0-          -0-        (.03)          -0-
Total dividends and
  distributions                        (1.26)        (.30)        (.24)        (.08)        (.32)        (.70)
Net asset value,
  end of period                       $18.29       $17.60       $16.81       $15.13       $14.54       $13.26

Total Return
Total investment return
  based on net asset value(f)          11.81%        6.55%       12.78%        4.62%       12.29%      (12.91)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $972,991     $935,414     $788,685     $587,685     $525,637     $384,212
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       .88%(g)     1.04%         .97%        1.07%(h)     1.12%        1.10%
  Expenses, before waivers/
    reimbursements                       .88%(g)     1.04%        1.00%        1.07%(h)     1.12%        1.10%
  Net investment income                 2.00%(g)     1.64%        1.93%(d)     1.84%(h)     2.04%        2.36%
Portfolio turnover rate                   52%          57%          58%          29%          62%          79%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BALANCED SHARES o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class B
                                    ----------------------------------------------------------------------------
                                                                            August 1,
                                            Year Ended November 30,          2003 to       Year Ended July 31,
                                    -------------------------------------   November    ------------------------
                                        2006         2005         2004     30, 2003(a)      2003        2002(b)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $16.74       $16.00       $14.41       $13.87       $12.68       $15.31

Income From Investment
  Operations
Net investment income(c)                  .20          .15          .19(d)       .05          .17          .23
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.52          .78         1.53          .55         1.26        (2.25)
Contribution from Adviser                  -0-(e)       -0-          -0-          -0-          -0-          -0-
Net increase (decrease) in
  net asset value from
  operations                             1.72          .93         1.72          .60         1.43        (2.02)

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.20)        (.19)        (.13)        (.06)        (.22)        (.25)
Distributions from net
  realized gain on investment
  transactions                           (.94)          -0-          -0-          -0-          -0-        (.36)
Tax return of capital                      -0-          -0-          -0-          -0-        (.02)          -0-
Total dividends and
  distributions                         (1.14)        (.19)        (.13)        (.06)        (.24)        (.61)
Net asset value,
  end of period                        $17.32       $16.74       $16.00       $14.41       $13.87       $12.68

Total Return
Total investment return
  based on net asset value(f)           10.94%        5.82%       11.97%        4.33%       11.44%      (13.53)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $478,595     $571,214     $590,890     $534,752     $488,365     $385,868
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                       1.62%(g)     1.76%        1.70%        1.81%(h)     1.86%        1.84%
  Expenses, before waivers/
    reimbursements                       1.62%(g)     1.76%        1.73%        1.81%(h)     1.86%        1.84%
  Net investment income                  1.24%(g)      .90%        1.22%(d)     1.14%(h)     1.30%        1.61%
Portfolio turnover rate                    52%          57%          58%          29%          62%          79%


See footnote summary on page 48.


42 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class C
                                    ----------------------------------------------------------------------------
                                                                            August 1,
                                            Year Ended November 30,          2003 to       Year Ended July 31,
                                    -------------------------------------   November    ------------------------
                                        2006         2005         2004     30, 2003(a)      2003        2002(b)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $16.80       $16.06       $14.47       $13.92       $12.72       $15.36

Income From Investment
  Operations
Net investment income(c)                  .21          .15          .19(d)       .05          .17          .23
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.53          .78         1.53          .56         1.27        (2.26)
Contribution from Adviser                  -0-(e)       -0-          -0-          -0-          -0-          -0-
Net increase (decrease)
  in net asset value from
  operations                             1.74          .93         1.72          .61         1.44        (2.03)

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.20)        (.19)        (.13)        (.06)        (.22)        (.25)
Distributions from net
  realized gain on investment
  transactions                           (.94)          -0-          -0-          -0-          -0-        (.36)
Tax return of capital                      -0-          -0-          -0-          -0-        (.02)          -0-
Total dividends and
  distributions                         (1.14)        (.19)        (.13)        (.06)        (.24)        (.61)
Net asset value,
  end of period                        $17.40       $16.80       $16.06       $14.47       $13.92       $12.72

Total Return
Total investment return
  based on net asset value(f)           11.02%        5.80%       11.92%        4.39%       11.49%      (13.55)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $176,454     $181,746     $174,040     $162,243     $150,188     $131,761
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.61%(g)     1.76%        1.69%        1.80%(h)     1.85%        1.84%
  Expenses, before waivers/
    reimbursements                       1.61%(g)     1.76%        1.73%        1.80%(h)     1.85%        1.84%
  Net investment income                  1.27%(g)      .91%        1.23%(d)     1.15%(h)     1.32%        1.61%
Portfolio turnover rate                    52%          57%          58%          29%          62%          79%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BALANCED SHARES o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Advisor Class
                                    ----------------------------------------------------------------------------
                                                                            August 1,
                                            Year Ended November 30,          2003 to       Year Ended July 31,
                                    -------------------------------------   November    ------------------------
                                        2006         2005         2004     30, 2003(a)      2003        2002(b)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                  $17.64       $16.84       $15.16       $14.56       $13.28       $15.98

Income From Investment
  Operations
Net investment income(c)                  .39          .33          .35(d)       .10          .32          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                           1.61          .82         1.61          .59         1.32        (2.34)
Contribution from Adviser                  -0-(e)       -0-          -0-          -0-          -0-          -0-
Net increase (decrease)
  in net asset value from
  operations                             2.00         1.15         1.96          .69         1.64        (1.97)

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.37)        (.35)        (.28)        (.09)        (.32)        (.37)
Distributions from net
  realized gain on investment
  transactions                           (.94)          -0-          -0-          -0-          -0-        (.36)
Tax return of capital                      -0-          -0-          -0-          -0-        (.04)          -0-
Total dividends and
  distributions                         (1.31)        (.35)        (.28)        (.09)        (.36)        (.73)
Net asset value,
  end of period                        $18.33       $17.64       $16.84       $15.16       $14.56       $13.28

Total Return
Total investment return
  based on net asset value(f)           12.10%        6.89%       13.07%        4.75%       12.57%      (12.67)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $107,657     $115,873     $112,040     $107,440     $105,567     $101,017
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        .60%(g)      .74%         .67%         .78%(h)      .83%         .85%
  Expenses, before waivers/
    reimbursements                        .60%(g)      .74%         .71%         .78%(h)      .83%         .85%
  Net investment income                  2.28%(g)     1.92%        2.19%(d)     2.11%(h)     2.36%        2.79%
Portfolio turnover rate                    52%          57%          58%          29%          62%          79%


See footnote summary on page 48.


44 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class R
                                                   --------------------------------------------------
                                                                                          November 3,
                                                           Year Ended November 30,        2003(i) to
                                                   -------------------------------------   November
                                                       2006         2005         2004      30, 2003
                                                   -----------  -----------  -----------  -----------
Net asset value, beginning of period                 $17.58       $16.80       $15.13       $15.09

Income From Investment Operations
Net investment income(c)                                .30          .24          .30(d)       .02
Net realized and unrealized gain on investment
  transactions                                         1.58          .82         1.58          .02
Contributions from Adviser                               -0-(e)       -0-          -0-          -0-
Net increase in net asset value from operations        1.88         1.06         1.88          .04

Less: Dividends and Distributions
Dividends from net investment income                   (.27)        (.28)        (.21)          -0-
Distributions from net realized gain on
  investment transactions                              (.94)          -0-          -0-          -0-
Total dividends and distributions                     (1.21)        (.28)        (.21)          -0-
Net asset value, end of period                       $18.25       $17.58       $16.80       $15.13

Total Return
Total investment return based on net asset
  value(f)                                            11.37%        6.36%       12.52%         .27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $3,197       $1,393         $371          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements              1.22%(g)     1.33%        1.19%        1.34%(h)
  Expenses, before waivers/reimbursements              1.22%(g)     1.33%        1.22%        1.34%(h)
  Net investment income                                1.72%(g)     1.39%        1.94%(d)     1.70%(h)
Portfolio turnover rate                                  52%          57%          58%          29%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BALANCED SHARES o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class K
                                                     -----------------------
                                                        Year       March 1,
                                                       Ended      2005(i) to
                                                      November     November
                                                      30, 2006     30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $17.60       $17.34

Income From Investment Operations
Net investment income(c)                                  .65          .22
Net realized and unrealized gain on investment
  transactions                                           1.29+         .24
Contribution from Adviser                                  -0-(e)       -0-
Net increase in net asset value from operations          1.94          .46

Less: Dividends and Distributions
Dividends from net investment income                     (.32)        (.20)
Distributions from net realized gain on
  investment transactions                                (.94)          -0-
Total dividends and distributions                       (1.26)        (.20)
Net asset value, end of period                         $18.28       $17.60

Total Return
Total investment return based on net asset value(f)     11.74%        2.68%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $285          $10
Ratio to average net assets of:
  Expenses                                                .91%(g)     1.01%(h)
  Net investment income                                  2.15%(g)     1.69%(h)
Portfolio turnover rate                                    52%          57%


See footnote summary on page 48.


46 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class I
                                                     -----------------------
                                                        Year       March 1,
                                                       Ended      2005(i) to
                                                      November     November
                                                      30, 2006     30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $17.60       $17.34

Income From Investment Operations
Net investment income(c)                                  .39          .24
Net realized and unrealized gain on investment
  transactions                                           1.60          .26
Contribution from Adviser                                  -0-(e)       -0-
Net increase in net asset value from operations          1.99          .50

Less: Dividends and Distributions
Dividends from net investment income                     (.38)        (.24)
Distributions from net realized gain on
  investment transactions                                (.94)          -0-
Total dividends and distributions                       (1.32)        (.24)
Net asset value, end of period                         $18.27       $17.60

Total Return
Total investment return based on net asset value(f)     12.07%        2.93%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $3,968       $4,128
Ratio to average net assets of:
  Expenses                                                .59%(g)      .81%(h)
  Net investment income                                  2.28%(g)     2.41%(h)
Portfolio turnover rate                                    52%          57%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BALANCED SHARES o 47


(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change toClass A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived by the Adviser and Transfer Agent.

(e)  Amount is less than $.005.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Annualized.

(i)  Commencement of distribution.

+ Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.


48 o ALLIANCEBERNSTEIN BALANCED SHARES


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein Balanced Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Shares, Inc. as of November 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2005 and the financial highlights for each of the years or periods in the four-year period ended November 30, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc. as of November 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
January 26, 2007


ALLIANCEBERNSTEIN BALANCED SHARES o 49


TAX INFORMATION
(unaudited)

For the fiscal year ended November 30, 2006 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $28,351,026 as qualified dividend income which is taxed at a maximum rate of 15%.

For corporate shareholders, 75.42% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2006 qualifies for the corporate dividends received deduction. In addition, the Fund designates $98,433,364 from dividends paid in the fiscal year as long-term capital gains dividends.

For foreign shareholders, the Fund designates 49.2% of its ordinary dividends as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


50 o ALLIANCEBERNSTEIN BALANCED SHARES


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Stanley F. Martinez, Vice President
Stephen W. Pelensky, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. Mr. Stephen Pelensky is the investment professional with the most significant responsibility for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley is the investment professional with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio.


ALLIANCEBERNSTEIN BALANCED SHARES o 51


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
         NAME,                               PRINCIPAL                             COMPLEX        DIRECTORSHIPS
   ADDRESS* AND AGE                        OCCUPATION(S)                         OVERSEEN BY         HELD BY
 (FIRST YEAR ELECTED**)                 DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, ***                  Executive Vice President of                     108            SCBPartners,
1345 Avenue of the                  AllianceBernstein L.P.                                           Inc. and
Americas                            ("AllianceBernstein") since 2001                                  SCBInc.
New York, NY 10105                  and Executive Managing Director
49                                  of AllianceBernstein Investments,
(2003)                              Inc. ("ABI") since 2003; prior there-
                                    to he was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    AllianceBernstein from 2001-2003.
                                    Prior thereto, Chief Executive Officer
                                    of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage
                                    arm of Bernstein & Co., LLC) ("SCB
                                    & Co.") and its predecessor since
                                    prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#,+           Investment Adviser and an                       110               None
Chairman of the Board               Independent Consultant. He was
74                                  formerly Senior Manager of Barrett
(1992)                              Associates, Inc., a registered
                                    investment adviser, with which he
                                    had been associated since prior
                                    to 2002. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank
                                    for Savings.

David H. Dievler, #                 Independent Consultant. Until                   109               None
77                                  December 1994, he was Senior
(1987)                              Vice President of AllianceBernstein
                                    Corporation ("ABCorp.") (formerly
                                    Alliance Capital Management Corp-
                                    oration) responsible for mutual
                                    fund administration. Prior to joining
                                    AB Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants since
                                    1953.


52 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
         NAME,                               PRINCIPAL                             COMPLEX        DIRECTORSHIPS
   ADDRESS* AND AGE                        OCCUPATION(S)                         OVERSEEN BY         HELD BY
 (FIRST YEAR ELECTED**)                 DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                  108               None
64                                  of Save Venice, Inc. (preservation
(1992)                              organization) from 2001-2002,
                                    Senior Advisor from June 1999 -
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, Director and
                                    Chairman of the Audit Committee of
                                    AB Corp. (formerly Alliance Capital
                                    Management Corporation).

Michael J. Downey, #                Consultant since January 2004.                  108          Asia Pacific
63                                  Formerly, managing partner of                                  Fund, Inc.
(2005)                              Lexington Capital, LLC (investment)                             and The
                                    advisory firm) from December 1997                             Merger Fund
                                    until December 2003. Prior thereto,
                                    he was Chairman and CEO of
                                    Prudential Mutual Fund Management
                                    from 1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    108        Intel Corporation
70                                  Technology (semi-conductors) and                           (semi-conductors)
(2005)                              of SRC Computers Inc., with which                           and Cirrus Logic
                                    he has been associated since prior                            Corporation
                                    to 2002. He is also President of                           (semi-conductors)
                                    the Arbor Company (private family
                                    investments).

Nancy P. Jacklin, #                 Formerly U.S. Executive Director of             108               None
58                                  the International Monetary Fund
(2006)                              (December 2002-May 2006); Partner,
                                    Clifford Chance (1992-2002); Senior
                                    Counsel, International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and  Attorney Advisor,
                                    U.S. Department of the Treasury (1973-
                                    1982).  Member of the Bar of the District
                                    of Columbia and of New York; and member
                                    of the Council on Foreign Relations.


ALLIANCEBERNSTEIN BALANCED SHARES o 53


                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
         NAME,                               PRINCIPAL                             COMPLEX        DIRECTORSHIPS
   ADDRESS* AND AGE                        OCCUPATION(S)                         OVERSEEN BY         HELD BY
 (FIRST YEAR ELECTED**)                 DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     108               The
65                                  Associates (venture capital and                              George Lucas
(2005)                              consulting) since prior to 2002.                              Educational
                                    From 2003 until May 31, 2006,                                 Foundation
                                    he was CEO of Toppan Photomasks,                             and National
                                    Inc., Austin, Texas (semi-conductor                            Datacast,
                                    manufacturing services).                                          Inc.

Earl D. Weiner, #                   Of-Counsel, and Partner from                    107               None
67                                  1976-2006, of the law firm Sullivan &
(2007)                              Cromwell LLP, specializing in
                                    investment management, corporate
                                    and securities law.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.


54 o ALLIANCEBERNSTEIN BALANCED SHARES


Officer Information

Certain information concerning the Fund's Officers is set forth below.

  NAME, ADDRESS*                         POSITION(S)                      PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
49                                  Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2002 until March 2003.

Paul C. Rissman                     Senior Vice                     Executive Vice President of
50                                  President                       AllianceBernstein**, with which he has
                                                                    been associated since prior to 2002.

Frank V. Caruso                     Vice President                  Senior Vice President of
50                                                                  AllianceBernstein**, with which he has
                                                                    been associated since prior to 2002.

John J. Kelley                      Vice President                  Senior Vice President of
46                                                                  AllianceBernstein**, with which he has
                                                                    been associated since prior to 2002.

Stanley F. Martinez                 Vice President                  Vice President of AllianceBernstein
38                                                                  since January 2003.  Prior thereto, he
                                                                    was an Assistant Vice President at
                                                                    Conning Asset Management in
                                                                    Hartford, CT since prior to 2002.

Stephen W. Pelensky                 Vice President                  Senior Vice President of
51                                                                  AllianceBernstein**, with which he has
                                                                    been associated since prior to 2002.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2002.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
47                                  Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS")**, with which he has been
                                                                    associated since prior to 2002.

Vincent S. Noto                     Controller                      Vice President of ABIS**, with which he
42                                                                  has been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BALANCED SHARES o 55


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


56 o ALLIANCEBERNSTEIN BALANCED SHARES


4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. the Adviser's representation that there are no institutional produces managed by it which have a substantially similar investment style as the Fund;

12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN BALANCED SHARES o 57


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


58 o ALLIANCEBERNSTEIN BALANCED SHARES


Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.


ALLIANCEBERNSTEIN BALANCED SHARES o 59


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 11 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a Performance Universe of 137 to 48 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index) (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the 4th quintile in the 1-year period and 1st quintile in the 3-, 5- and 10-year periods. The comparative information showed that the Fund outperformed the Index in the 3- and 10-year periods, and underperformed the Index in the 1- and 5-year periods. Comparative information was not available for the since inception period (June 1932 inception). Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in


60 o ALLIANCEBERNSTEIN BALANCED SHARES


the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information. The director also noted that the Adviser advises a portfolio of another AllianceBernstein Fund with a substantially similar investment style as the Fund and that the Adviser's fee schedule for such portfolio has higher breakpoints than the fee schedule in the Fund's Advisory Agreement.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN BALANCED SHARES o 61


The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 43.3 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Fund's total expense ratio was the same as the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


62 o ALLIANCEBERNSTEIN BALANCED SHARES


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BALANCED SHARES o 63


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Balanced Shares, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


64 o ALLIANCEBERNSTEIN BALANCED SHARES


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:(3)

                             Net Assets
                              02/28/06          Advisory Fee Based on % of
Fund                         (million)           Average Daily Net Assets
-------------------------------------------------------------------------------
Balanced Shares, Inc.         $1,781.6          60 bp on 1st $200 million
                                                50 bp on next $200 million
                                                40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           As a % of Average
Fund                                          Amount       Daily Net Assets
-------------------------------------------------------------------------------
Balanced Shares, Inc.                         $95,041            0.01%

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                       Total Expense Ratio             Fiscal Year End
-------------------------------------------------------------------------------
Balanced Shares, Inc       Class A       1.04%                November 30
                           Class B       1.76%
                           Class C       1.76%
                           Class R       1.33%
                           Class K       1.01%
                           Class I       0.81%
                           Adv. Class    0.74%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to


(3) The Fund's fee schedule was not amended in connection with the Adviser's settlement with the NYAG in December 2003 since the Fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a "Balanced" category.


ALLIANCEBERNSTEIN BALANCED SHARES o 65


the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                        AVPS Portfolio            Fee Schedule
-------------------------------------------------------------------------------
Balanced Shares, Inc.       Balanced Shares     0.55% on first $2.5 billion
                            Portfolio           0.45% on next $2.5 billion
                                                0.40% on the balance


66 o ALLIANCEBERNSTEIN BALANCED SHARES


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                      Effective        Lipper
                                      Management       Group
Fund                                    Fee(5)         Median         Ran
-------------------------------------------------------------------------------
Balanced Shares, Inc.                   0.433          0.528          4/11

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                           Expense     Lipper     Lipper    Lipper     Lipper
                            Ratio      Group      Group    Universe   Universe
Fund                       (%)(8)    Median(%)    Rank     Median(%)    Rank
-------------------------------------------------------------------------------
Balanced Shares, Inc.      1.049      1.048       7/11      1.216       15/77

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(4) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(5) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN BALANCED SHARES o 67


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(9)


(9) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


68 o ALLIANCEBERNSTEIN BALANCED SHARES


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
Balanced Shares, Inc.                                            $89,483

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                         12b-1 Fees
Fund                                      Received           CDSC Received
-------------------------------------------------------------------------------
Balanced Shares, Inc.                    $10,199,789            $740,510

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                          ABIS Fee(10)
-------------------------------------------------------------------------------
Balanced Shares, Inc.                                          $1,119,512

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(10) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN BALANCED SHARES o 69


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended December 31, 2005:

Balanced Shares, Inc.                             Group          Universe
-------------------------------------------------------------------------------
1 year                                             7/11           92/137
3 year                                             2/10            18/96
5 year                                             2/10             6/83
10 year                                             1/6             5/48


(11)  The performance rankings are for the Class A shares of the Fund.

(12)  The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


70 o ALLIANCEBERNSTEIN BALANCED SHARES


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(14) versus its benchmarks:(15)

                                          Periods Ending December 31, 2005
                                              Annualized Performance
-------------------------------------------------------------------------------
                                       1        3        5       10     Since
Fund                                 Year     Year     Year     Year  Inception
-------------------------------------------------------------------------------
Balanced Shares, Inc.                4.01    12.05     5.04     9.27     9.42
Russell 1000 Value Index             7.05    17.49     5.28    10.94      N/A
S&P 500 Stock Index                  4.91    14.38     0.54     9.07      N/A
Lehman Brothers Government/Credit    2.37     3.74     6.11     6.17      N/A
  Bond Index
60% Russell 1000 Value Index / 40%   5.18    11.99     5.61     9.03      N/A
  Lehman Brothers Government/
  Credit Index

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(14)  The performance returns shown are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN BALANCED SHARES o 71


NOTES


72 o ALLIANCEBERNSTEIN BALANCED SHARES


ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


BAL-0151-1106


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit     Audit-Related      Tax
                                             Fees          Fees          Fees
                                          ---------   -------------   --------
                             2005         $ 42,000      $ 2,680       $ 18,075
                             2006         $ 35,000      $     0       $  9,500


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                               All Fees for                     Committee
                            Non-Audit Services           (Portion Comprised of
                              Provided to the              Audit Related Fees)
                          Portfolio, the Adviser          (Portion Comprised of
                          and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------
    2005                    $1,137,144                      [ $20,755 ]
                                                            ( $ 2,680 )
                                                            ( $18,075 )

    2006                    $2,151,600                      [ $ 9,500 ]
                                                            ( $     0 )
                                                            ( $ 9,500 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof

     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:     January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date:    January 29, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    January 29, 2007